Exhibit 99.1

Endwave Reports First Quarter 2008 Financial Results

Revenues of $14.2 Million With Improved Gross Margins

SAN JOSE, Calif.--(BUSINESS WIRE)--Endwave Corporation (Nasdaq:ENWV), a leading provider of high-frequency RF modules for telecommunications networks, defense electronics and homeland security systems, today reported financial results for its first quarter of 2008, which ended on March 31, 2008.

Revenues were $14.2 million for the first quarter of 2008, compared with $14.8 million for the first quarter of 2007 and $14.4 million for the fourth quarter of 2007. Net loss, calculated in accordance with accounting principles generally accepted in the United States (GAAP), for the first quarter of 2008 was $1.9 million, or $0.21 per share, compared with net loss for the first quarter of 2007 of $780,000, or $0.07 per share, and net loss for the fourth quarter of 2007 of $1.1 million, or $0.09 per share.

Non-GAAP net loss for the first quarter of 2008 was $603,000, or $0.07 per share, compared with non-GAAP net income for the first quarter of 2007 of $214,000, or $0.01 per diluted share, and non-GAAP net income for the fourth quarter of 2007 of $282,000, or $0.02 per diluted share. For the first quarter of 2008, non-GAAP net loss was calculated by excluding non-cash stock-based compensation expense of $1.0 million and amortization of intangible assets of $328,000. For the first quarter of 2007, non-GAAP net income was calculated by excluding non-cash stock-based compensation expense of $842,000 and amortization of intangible assets of $152,000. For the fourth quarter of 2007, non-GAAP net income was calculated by excluding non-cash stock-based compensation expense of $1.0 million and amortization of intangible assets of $328,000.

Cash, cash equivalents and investments as of March 31, 2008 were $47.4 million, compared with $49.0 million at December 31, 2007.

"We are pleased to have exceeded our revenue expectations by over 15% for the first quarter, which is often a seasonally slower quarter for us. This performance reflects higher than anticipated demand from Nokia Siemens Networks as well as continued strength in our defense electronics and homeland security business,” said Ed Keible, Endwave's CEO and President. “This early strength in 2008 gives us added confidence for the remainder of the year.”

Conference Call

Endwave Corporation will hold a conference call to discuss its financial results today at 1:30 p.m. Pacific time. Investors are invited to participate in the conference call by dialing (303) 262-2137 by 1:20 p.m. Pacific time. Starting approximately one hour after the completion of the live call, a replay will also be available until April 29. To access the recording, dial (303) 590-3000 (Pass code: 11111495 #). Investors are also invited to listen to a live and/or archived webcast of Endwave's quarterly conference call on the investor relations section of the company's website at www.endwave.com. The webcast replay will be available for 90 days.

About Endwave

Endwave Corporation designs, manufactures and markets RF modules that enable the transmission, reception and processing of high-frequency signals in telecommunications networks, defense electronics and homeland security systems. These RF modules include high-frequency integrated transceivers, amplifiers, synthesizers, oscillators, up and down converters, frequency multipliers and microwave switch arrays. Endwave has 42 issued patents covering its core technologies including semiconductor and proprietary circuit designs. Endwave Corporation is headquartered in San Jose, CA, with operations in Diamond Springs, CA; El Dorado Hills, CA; Andover, MA; and Chiang Mai, Thailand. Additional information about Endwave can be accessed from its web site at www.endwave.com.

Use of Non-GAAP Financial Information

To supplement Endwave's condensed consolidated financial statements presented in accordance with GAAP, Endwave uses certain measures of financial performance that are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. These non-GAAP measures may include gross margin, net income (loss) and net income (loss) per share data that are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of Endwave’s current financial performance and Endwave’s prospects for the future. Specifically, Endwave believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This press release and the conference call referred to in this press release may contain forward-looking statements within the meaning of the Federal securities laws and is subject to the safe harbor created thereby. Any statements contained in this press release or on the conference call that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “plans,” “intends,” “expects,” “believes” and similar expressions are intended to identify these forward-looking statements. Information contained in forward-looking statements is based on current expectations and is subject to change. Actual results could differ materially from the forward-looking statements due to many factors, including the following: volatility resulting from consolidation of key customers; our ability to achieve revenue growth and maintain profitability; our customer and market concentration; our suppliers’ abilities to deliver raw materials to our specifications and on time; our successful implementation of next-generation programs, including inventory transitions; our ability to penetrate new markets; fluctuations in our operating results from quarter to quarter; our reliance on third-party manufacturers and semiconductor foundries; acquiring businesses and integrating them with our own; component, design or manufacturing defects in our products; our dependence on key personnel; and fluctuations in the price of our common stock. Forward-looking statements contained in this press release and on our conference call should be considered in light of these factors and those factors discussed from time to time in Endwave's public reports filed with the Securities and Exchange Commission, such as those discussed under “Risk Factors” in Endwave’s most recent Annual Report on Form 10-K and subsequently-filed reports on Form 10-Q. Endwave does not undertake any obligation to update such forward-looking statements.

– Financial Tables Attached –

CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31, 2008	December 31, 2007
Assets
Current assets
Cash and cash equivalents	$40,932	$38,992
Short-term investments	4,995	5,464
Accounts receivables, net	11,158	9,362
Inventories	12,473	12,434
Other current assets	862	1,168
Total current assets	70,420	67,420
Long-term investments	1,499	4,501
Property and equipment, net	3,171	2,999
Other assets	195	212
Restricted cash	25	25
Goodwill and intangible assets, net	7,104	7,432
Total assets	$82,414	$82,589

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,068	$3,422
Accrued warranty	2,794	2,712
Accrued compensation	2,547	2,240
Other current liabilities	1,967	2,251
Total current liabilities	11,376	10,625

Other long-term liabilities	72	116
Total stockholders' equity	70,966	71,848
Total liabilities and stockholders' equity	$82,414	$82,589

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

	Three months ended
	March 31, 2008	March 31, 2007
Total revenues	$14,181	$14,751
Costs and expenses:
Cost of product revenues	10,043	10,620
Cost of product revenues, amortization of intangible assets	149	113
Research and development	2,842	2,405
Selling, general and administrative	3,361	3,199
Amortization of intangible assets	179	39
Total costs and expenses	16,574	16,376
Loss from operations	(2,393)	(1,625)
Interest and other income, net	457	845
Net loss	$(1,936)	$(780)
Basic and diluted net loss per share	$(0.21)	$(0.07)
Shares used in calculating basic and diluted net loss per share	9,142,180	11,549,789

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(in thousands, except share and per share amounts)
(unaudited)

	Three months ended
	March 31, 2008	March 31, 2007
Total revenues	$14,181	$14,751
Costs and expenses:
Cost of product revenues	9,869	10,515
Research and development	2,616	2,254
Selling, general and administrative	2,756	2,613
Total costs and expenses	15,241	15,382
Loss from operations	(1,060)	(631)
Interest and other income, net	457	845
Net income (loss)	$(603)	$214
Basic net income (loss) per share	$(0.07)	$0.02
Diluted net income (loss) per share	$(0.07)	$0.01
Shares used in calculating basic net income (loss) per share	9,142,180	11,549,789
Shares used in calculating diluted net income (loss) per share	9,142,180	14,832,462

Basis of presentation:
1. Non-GAAP operating results exclude amortization of intangible assets and non-cash stock compensation expense.

GAAP TO NON-GAAP NET INCOME (LOSS) RECONCILIATION
(in thousands)
(unaudited)

	Three months ended
	March 31, 2008	March 31, 2007
GAAP net loss	$(1,936)	$(780)
Cost of product revenues, amortization of intangible assets	149	113
Cost of product revenues, stock-based compensation expense	174	105
Amortization of intangible assets	179	39
Research and development, stock-based compensation expense	226	151
Selling, general and administrative, stock-based compensation expense	605	586
Non-GAAP net income (loss)	$(603)	$214

CONTACT:
Summit IR Group Inc.
Mary McGowan, 408-404-5401
mary@summitirgroup.com